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                                                                    EXHIBIT 10.1


                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "Amendment") entered into as of January 1, 2001, by and among NEWMARK HOMES, L.P., a Texas limited partnership ("Borrower"), BANK OF AMERICA, N.A., a national banking association ("Agent"), as administrative agent for itself and such other entities from time to time designated as "Lenders" under the Credit Agreement (herein defined) (the "Lenders"), and such LENDERS.

                                   WITNESSETH:

         WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement, dated as of June 27, 2000, pursuant to which Lenders agreed to provide a revolving line of credit to Borrower (as heretofore or hereafter amended, the "Credit Agreement") (each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Credit Agreement); and

         WHEREAS, Borrower and Lenders have agreed to revise certain definitions found in Section 1.01 of the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Agent and Lenders hereby covenant and agree as follows:

                             ARTICLE I - AMENDMENTS

         Section 1.1 Modification to Definitions. The definitions of "Consolidated Adjusted Working Capital", "Consolidated Current Assets", "Consolidated Current Liabilities" and "Consolidated Working Capital" found in
Section 1.01 of the Credit Agreement are hereby deleted in their entirety and replaced with the following definitions:

         "Consolidated Adjusted Working Capital" means Consolidated Working Capital.

         "Consolidated Current Assets" means, as of any date of determination, the aggregate amount of the following line items as shown on the then current consolidated financial statements of Borrower and its Subsidiaries prepared in accordance with GAAP: "Cash", "Securities" (restricted and unrestricted), "Accounts Receivable", "Inventory" (Homes and Model Units), "Lots and Land Under Development" and "Lot Deposits"; provided, that, with respect to the audited financial statements for Borrower and its Subsidiaries, the amount of certain of the above line items may be obtained from the back-up statements or reports to such audited financial statements.

         "Consolidated Current Liabilities" means, as of any date of determination, the aggregate amount of the following line items as shown on the then current consolidated financial statements of Borrower and its Subsidiaries prepared in accordance with GAAP: "Accounts Payable", "Accruals", "Note Payables for Construction Loans, Lot Loans and Acquisition and Development Loans", "Current Maturities of Long Term Debt (including subordinated debt), "Customer Deposits", "Subordinated Debt Due to Related Parties" and "Warranty Reserves"; provided, that, with respect to the audited financial statements for Borrower and its Subsidiaries, the amount of certain of the above line items may be obtained from the back-up statements or reports to such audited financial statements.


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         "Consolidated Working Capital" means (a) Consolidated Current Assets minus (b) Consolidated Current Liabilities.

         Section 1.2 Section 1.2. Exhibit B to Credit Agreement. Exhibit B to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B attached to this Amendment.

                           ARTICLE II - MISCELLANEOUS

         Section 2.1. Conditions Precedent. As conditions precedent to closing this Amendment, Borrower shall have executed and delivered to Agent this Agreement.

         Section 2.2. Continuing Effect. Except as modified and amended hereby, the Credit Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

         Section 2.3. Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

         Section 2.4. Nonwaiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Agent or any Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that "Agent or any Lender may have against Borrower.

         Section 2.5. No Defenses. Borrower, by its execution of this Amendment, hereby declares that to its knowledge, it has no set-offs, counterclaims, defenses or other causes of action against Agent or any Lender arising out of the Credit Agreement, any documents mentioned herein or otherwise; and, to the extent any such known setoffs, counterclaims, defenses or other causes of action may exist, such items are hereby waived by Borrower.

         Section 2.6. Payment of Expenses. Borrower agrees to pay to Agent the reasonable attorneys' fees and expenses of Agent's counsel and other expenses incurred by Agent in connection with this Amendment.

         Section 2.7. Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

         Section 2.8. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

         Section 2.9. Entire Agreement. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or


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termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.


                                BORROWER:

                                NEWMARK HOMES, L.P., a Texas limited partnership

                                By:  Newmark Home Corporation, a Nevada
                                     corporation, its General Partner


                                     By  /s/ Terry C. White
                                       -----------------------------------------
                                     Name:  Terry White
                                     Title:  Senior Vice President


                                ADMINISTRATIVE AGENT:

                                BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for Lenders


                                By:  /s/ Jessica N. Chu
                                   ---------------------------------------------
                                Name:  Jessica N. Chu
                                Title:  Vice President


                                LENDERS:

                                BANK OF AMERICA, N.A.


                                By:  /s/ Jessica N. Chu
                                   ---------------------------------------------
                                Name:  Jessica N. Chu
                                Title:  Vice President


                                BANK UNITED


                                By:  /s/ Carolynn S. Alexander
                                   ---------------------------------------------
                                Name:  Carolynn S. Alexander
                                Title:  Vice President



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                                GUARANTY FEDERAL BANK, F.S.B.


                                By:  /s/ Ronald McLeod
                                   ---------------------------------------------
                                Name:  Ronald McLeod
                                Title:  Vice President


                                BANK ONE, TEXAS, N.A.


                                By:  /s/ Todd M. Fuller
                                   ---------------------------------------------
                                Name:  Todd M. Fuller
                                Title:  Vice President


                                COMERICA BANK - TEXAS


                                By:  /s/ Larry A. Stroud
                                   ---------------------------------------------
                                Name:  Larry A. Stroud
                                Title:  Vice President


                                MELLON BANK, N.A.


                                By:  /s/ James G. McDunn
                                   ---------------------------------------------
                                Name:  James G. McDunn
                                Title:  Vice President


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